Exhibit 16(24)(a): Powers of Attorney

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-255015
033-61897	033-76002	333-207045	333-109622	333-153730
033-64277	033-75988	333-01107	333-109860	333-167182
033-75248	033-75992	333-09515	333-129091	333-167680
033-75962	033-76004	333-27337	333-130822	333-255010
033-75974	033-76018	333-56297	333-130825	333-255012
033-75980	033-79122	333-72079	333-130826	333-255013

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 2nd day of January, 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Robert L. Grubka
Robert L. Grubka, Director and President

STATE OF MINNESOTA

COUNTY OF HENNEPIN

The foregoing instrument was acknowledged before me this 18 day of March 2024, by Robert L. Grubka.

MELISSA ODONNELL NOTARY PUBLIC – MINNESOTA MY COMMISSION EXPIRES 01/31/2025
/s/ Melissa O’Donnell	Notary Public, State of Minnesota
Notary Public	Commission Expires 01/31/2025

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-255015
033-61897	033-76002	333-207045	333-109622	333-153730
033-64277	033-75988	333-01107	333-109860	333-167182
033-75248	033-75992	333-09515	333-129091	333-167680
033-75962	033-76004	333-27337	333-130822	333-255010
033-75974	033-76018	333-56297	333-130825	333-255012
033-75980	033-79122	333-72079	333-130826	333-255013

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

Signature

/s/ Mona M. Zielke
Mona M. Zielke, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:	/s/ Tonie Hintz	Second Witness Signs:	/s/ Traci J. Quadi
Printed name of witness:	Tonie Hintz	Printed name of witness:	Traci J. Quadi

State of Florida)

County of LEE) s

Personally Appeared Mona. M. Zielke, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Tonie Hintz	Tonie Hintz
Notary Public	Notary Public, State of Florida Commission Expires 2/15/2027

Tonie Hintz Notary Public – State of Florida Commission Expires 2/15/2027

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-255015
033-61897	033-76002	333-207045	333-109622	333-153730
033-64277	033-75988	333-01107	333-109860	333-167182
033-75248	033-75992	333-09515	333-129091	333-167680
033-75962	033-76004	333-27337	333-130822	333-255010
033-75974	033-76018	333-56297	333-130825	333-255012
033-75980	033-79122	333-72079	333-130826	333-255013

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

Signature

/s/ Amelia J. Vaillancourt
Amelia J. Vaillancourt, Director

Witness & Notary

Attested and subscribed in the presence of the principal and subsequent to the principal subscribing same:

First Witness signs:	/s/ Tanya Grceley	Second Witness Signs:	/s/ Phyllis Stamcy
Printed name of witness:	Tanya Grceley	Printed name of witness:	Phyllis Stamcy

State of North Carolina)

County of Mecklenburg) ss:

Personally Appeared Amelia J. Vaillancourt, Signer and Sealer of the foregoing instrument, and acknowledged the same to be his free act and deed, before me.

/s/ Kristen Wolf	Kristen Wolf
Notary Public	Notary Public, State of North Carolina Commission Expires 12/27/2026

Kristen Wolf Notary Public - Mecklenburg Commission Expires 12/27/2026

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-255015
033-61897	033-76002	333-207045	333-109622	333-153730
033-64277	033-75988	333-01107	333-109860	333-167182
033-75248	033-75992	333-09515	333-129091	333-167680
033-75962	033-76004	333-27337	333-130822	333-255010
033-75974	033-76018	333-56297	333-130825	333-255012
033-75980	033-79122	333-72079	333-130826	333-255013

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 13th day of March 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Michael R. Katz
Michael R. Katz, Director and Chief Financial Officer

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-255015
033-61897	033-76002	333-207045	333-109622	333-153730
033-64277	033-75988	333-01107	333-109860	333-167182
033-75248	033-75992	333-09515	333-129091	333-167680
033-75962	033-76004	333-27337	333-130822	333-255010
033-75974	033-76018	333-56297	333-130825	333-255012
033-75980	033-79122	333-72079	333-130826	333-255013

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

Signature

/s/ Francis G. O’Neill
Francis G. O’Neill, Director

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ James C. Lehan	Signature of Witness #1
James C. Lehan	Printed or typed name of Witness #1
21 Winterberry Way	Address of Witness #1
Norfolk, MA 02056

/s/ Elizabeth S. Lehan	Signature of Witness #2
Elizabeth S. Lehan	Printed or typed name of Witness #2
21 Winterberry Way	Address of Witness #2
Norfolk, MA 02056

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-255015
033-61897	033-76002	333-207045	333-109622	333-153730
033-64277	033-75988	333-01107	333-109860	333-167182
033-75248	033-75992	333-09515	333-129091	333-167680
033-75962	033-76004	333-27337	333-130822	333-255010
033-75974	033-76018	333-56297	333-130825	333-255012
033-75980	033-79122	333-72079	333-130826	333-255013

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

Signature

/s/ Tony D. Oh
Tony D. Oh, Chief Accounting Officer

STATEMENT OF WITNESS

On the date written above, the principal declared to me in my presence that this instrument is his general durable power of attorney and that he had willingly signed or directed another to sign for him, and that he executed it as his free and voluntary act for the purposes therein expressed.

/s/ Ashley Oh	Signature of Witness #1
Ashley Oh	Printed or typed name of Witness #1
6778 Encore Blvd	Address of Witness #1
Sandy Springs, GA 30228

/s/ Annes Oh	Signature of Witness #2
Annes Oh	Printed or typed name of Witness #2
6778 Encore Blvd.	Address of Witness #2
Sandy Springs, GA 30228

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-255015
033-61897	033-76002	333-207045	333-109622	333-153730
033-64277	033-75988	333-01107	333-109860	333-167182
033-75248	033-75992	333-09515	333-129091	333-167680
033-75962	033-76004	333-27337	333-130822	333-255010
033-75974	033-76018	333-56297	333-130825	333-255012
033-75980	033-79122	333-72079	333-130826	333-255013

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

Signature

/s/ Youssef A. Blal
Youssef A. Blal, Director

STATE OF MINNESOTA

COUNTY OF HENNEPIN

The foregoing instrument was acknowledged before me this 15 day of March 2024, by Youssef A. Blal.

MELISSA ODONNELL NOTARY PUBLIC – MINNESOTA MY COMMISSION EXPIRES 01/31/2025
/s/ Melissa O’Donnell	Notary Public, State of Minnesota
Notary Public	Commission Expires 01/31/2025

POWER OF ATTORNEY

Pursuant to Item 601(b)(24) of Regulation SK and Rule 462(b) of the Securities Act of 1933

The undersigned, on behalf of the company set forth below, hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys with full power to them and each of them to sign for me and in my name and in the capacity indicated below any and all amendments to the Registration Statements listed below filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 and any documentation, including Form N-8F, necessary to deregister any such registrations or to deregister any of the entities (including any issuing separate accounts) associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Peter M. Scavongelli, Ian D. Macleod and Peter T. Moriarty

REGISTRATION STATEMENTS FILED UNDER THE SECURITIES ACT OF 1933:

033-34370	033-75996	033-81216	333-105479	333-134760	333-255015
033-61897	033-76002	333-207045	333-109622	333-153730
033-64277	033-75988	333-01107	333-109860	333-167182
033-75248	033-75992	333-09515	333-129091	333-167680
033-75962	033-76004	333-27337	333-130822	333-255010
033-75974	033-76018	333-56297	333-130825	333-255012
033-75980	033-79122	333-72079	333-130826	333-255013

REGISTRATION STATEMENTS FILED UNDER THE INVESTMENT COMPANY ACT OF 1940:

811-02512	811-02513	811-04536	811-05906	811-08582

I hereby ratify and confirm on this 28 day of March 2024, my signature as it may be signed by my said attorneys to any such registration statements and any and all amendments thereto.

Signature

/s/ Neha V. Jain
Neha V. Jain, Director